EATON VANCE INCOME FUND OF BOSTON

Supplement to Statement of Additional Information dated March 1, 2006

The following replaces the second paragraph under “Investment Advisory Services”:

Pursuant to the investment advisory agreement and Fee Reduction Agreements dated March 28, 2005 and March 27, 2006, the Portfolio pays a monthly advisory fee on average daily net assets that is computed as follows:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)

up to $1.5 billion	0.625%
$1.5 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion and over	0.555%

April 20, 2006